Exhibit 99.1

Marchex Announces Second Quarter 2015 Results

SEATTLE — (BUSINESS WIRE) – August 5, 2015— Marchex, Inc. (NASDAQ:MCHX), a mobile advertising analytics company, today announced its financial results for the second quarter ended June 30, 2015.

“We are seeing greater demand for Marchex’s mobile advertising analytics from enterprise marketers across the world. This is leading to increased adoption of our products with the channels and clients we view as most strategically important,” said Pete Christothoulou, Chief Executive Officer. “Advertising leaders want products that provide an unparalleled level of visibility into the entire mobile consumer journey and increasingly, these leaders are choosing Marchex to improve their mobile performance and drive overall growth.”

Q2 2015 Financial Highlights1

•	GAAP revenue was $35.3 million for the second quarter of 2015, compared to $47.0 million for the second quarter of 2014. In the second quarter Marchex sold the bulk of its domain portfolio, which included a sale to GoDaddy Inc. for proceeds of $28.1 million.

•	GAAP net income including discontinued operations was $20.9 million for the second quarter of 2015 compared to a GAAP net income including discontinued operations of $980,000 in second quarter of 2014. GAAP net loss from continuing operations was $1.3 million for the second quarter of 2015, compared to GAAP net loss from continuing operations of $102,000 for the second quarter of 2014.

•	GAAP net income including discontinued operations attributable to common stockholders per diluted share for the second quarter of 2015 was $0.50, compared to $0.02 for the second quarter of 2014. GAAP net loss from continuing operations attributable to common stockholders per diluted share was $0.03 for the second quarter of 2015 compared to GAAP net loss from continuing operations of $0.00 for the second quarter of 2014.

	Q2 2015	Q2 2014
GAAP Revenue	$35.3 million	$47.0 million
Call-Driven and related revenue	$34.5 million	$45.9 million
Non-GAAP Results:
Call-Driven Adjusted OIBA[2]	$1.4 million	$2.9 million
Call-Driven Adjusted EBITDA[2]	$2.4 million	$3.8 million
Adjusted OIBA[2]	$1.3 million	$3.1 million
Adjusted EBITDA[2]	$2.3 million	$4.0 million
Archeo Revenue	$0.8 million	$1.1 million
Domain transaction proceeds[3]	$28.1 million
Domain sales proceeds[4]	$0.4 million	$2.2 million

•	Adjusted non-GAAP EPS[2] including discontinued operations[1] for the second quarter of 2015 was $0.37, compared to $0.07 for the second quarter of 2014. Adjusted non-GAAP EPS[2] from continuing operations for the second quarter of 2015 was $0.02, compared to $0.05 for the second quarter of 2014.

[1]	The Company sold certain Archeo domain name and related assets in April 2015 and certain pay-per-click assets in July 2013. As a result, the financial results of these dispositions are presented as discontinued operations net of tax in our condensed consolidated statements of operations in accordance with GAAP, and are excluded from all other results unless otherwise noted.
[2]	Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.
[3]	Represents proceeds from the sale of certain Archeo domain name and related assets recognized in discontinued operations.
[4]	Represents proceeds from domain sales recognized in discontinued operations.

Marchex Q2 2015 and Recent Business Highlights:

•	Strategic integrations. In July, Marchex announced a strategic, exclusive global partnership with Light Reaction, a mobile-first performance advertising business that is part of Xaxis, to launch M-Call, a new click-to-call mobile performance product that enables advertisers to generate high quality phone leads directly from mobile Web and in-app ads across hundreds of top publishers, social media sites and apps. Through the partnership, Light Reaction and Xaxis clients also gain access to Marchex Call Analytics, a real-time mobile advertising platform that measures sales, audiences and consumer intent from mobile, click-to-call campaigns. M-Call and Call Analytics are available to both Light Reaction and Xaxis clients, including GroupM agencies.

•	Increased global scale. In June, Marchex announced its expansion into Europe, Canada, Australia and New Zealand to support enterprise marketers that need to tie mobile advertising spend to sales at scale - globally and seamlessly. Marchex now has clients utilizing its products within multiple geographies including CDK Global, Hearst, Yell and Intuit.

•	YP contributed $10.4 million in call-driven revenues in the second quarter of 2015, compared to $10.2 million in the second quarter 2014.

Non-Operating Q2 2015 Highlights:

•	During the second quarter, Marchex purchased 79,000 shares of its outstanding Class B common stock for a total price of $355,000. This brings Marchex’s total shares repurchased under its November 2014 share repurchase program to 973,000 shares or 3% of its outstanding Class B common stock.

Business Outlook

The following forward-looking statements reflect Marchex’s expectations as of August 5, 2015, and exclude any impact from Archeo operating results and discontinued operations. Archeo operating results are not included in our Call-Driven revenue, profitability, and other measures below:

Call-Driven financial guidance for the Third Quarter ending September 30, 2015

Call-Driven Revenue	$34.5 million or more
Call-Driven Adjusted OIBA [5]	$1.0 million or more
Call-Driven Adjusted EBITDA [5]	$2.0 million or more

[5]	These non-GAAP Call-Driven measures assign all Marchex corporate overhead costs to the Call-Driven results. Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Wednesday, August 5, 2015 to discuss its second quarter ended June 30, 2015 financial results, and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex is a mobile advertising analytics company that connects online behavior to real-world, offline actions. By linking critical touchpoints in the customer journey, Marchex’s products enable a 360-degree view of marketing effectiveness. Brands and agencies utilize Marchex’s products to transform business performance.

Please visit www.marchex.com, blog.marchex.com or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the Company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, dispositions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of August 5, 2015 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA, Adjusted non-GAAP EPS and Call-Driven and Archeo Adjusted OIBA and EBITDA. Additionally, Marchex also provides Call-Driven and Archeo Revenue excluding revenue generated from our contracts with

Yellowpages.com LLC (“YP”). In conjunction with the sale of the bulk of Marchex’s domain portfolio and certain related assets in April 2015, Marchex has also presented Adjusted OIBA and EBITDA from discontinued operations and Adjusted non-GAAP EPS including discontinued operations.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of intangible assets from acquisitions. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes acquisition and disposition related costs, as this item is not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses such as stock-based compensation, amortization of intangible assets from acquisitions and acquisition and disposition related costs. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense, and acquisition and disposition related cost. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Call-Driven Adjusted OIBA and EBITDA include the above descriptions of Adjusted OIBA and EBITDA for the Call-Driven segment. The Call-Driven Adjusted OIBA and EBITDA assign all Marchex general corporate overhead costs to the Call-Driven results. Archeo Adjusted OIBA and EBITDA include the above descriptions of Adjusted OIBA and EBITDA for the Archeo segment. Adjusted OIBA and EBITDA from discontinued operations include revenue and adjusted OIBA and EBITDA contributed by discontinued operations. Call-Driven and Archeo Revenue excluding YP excludes revenue generated through our contracts with YP. Financial analysts and investors may use Adjusted OIBA and EBITDA and Revenue excluding YP to help with comparative financial evaluation to make informed investment decisions. Adjusted non-GAAP EPS represents Adjusted non-GAAP net income applicable to common stockholders divided by GAAP diluted shares outstanding. Adjusted non-GAAP net income applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) amortization of intangible assets from acquisitions, (3) acquisition and disposition related costs, (4) interest and other income (expense), (5) discontinued operations, net of tax and (6) dividends paid to participating securities. Adjusted non-GAAP EPS including discontinued operations includes the above description of Adjusted non-GAAP EPS but includes the results of discontinued operations. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell

Marchex Investor Relations

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Marchex Corporate Communications

Telephone: 206.331.3434

Email: pr(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three months ended
	June 30,
	2014	2015
Revenue	$47,042	$35,346
Expenses:
Service costs (1)	31,455	19,797
Sales and marketing (1)	2,711	4,245
Product development (1)	7,458	8,147
General and administrative (1)	5,386	4,505
Amortization of intangible assets from acquisitions	31	—
Acquisition and disposition related costs	(68)	118

Total operating expenses	46,973	36,812

Income (loss) from operations	69	(1,466)
Interest expense and other, net	(22)	(16)

Income (loss) from continuing operations before provision for income taxes	47	(1,482)
Income tax expense (benefit)	149	(185)

Net loss from continuing operations	(102)	(1,297)
Discontinued operations:
Income (loss) from discontinued operations, net of tax	1,082	(92)
Gain on sale from discontinued operations, net of tax	—	22,257

Discontinued operations, net of tax	1,082	22,165

Net income	980	20,868
Dividends paid to participating securities	(33)	(19)

Net income applicable to common stockholders	$947	$20,849

Basic and diluted net income (loss) per Class A and Class B share applicable to common stockholders:
Continuing operations	$0.00	$(0.03)
Discontinued operations, net of tax	$0.02	0.53

Basic and diluted net income per Class A and Class B share applicable to common stockholders	$0.02	$0.50
Dividends paid per share	$0.02	$0.02
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	5,243	5,233
Class B	35,441	36,072
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	5,243	5,233
Class B	40,684	41,305

(1) Includes stock-based compensation allocated as follows:
Service costs	$360	$552
Sales and marketing	231	309
Product development	691	644
General and administrative	1,831	1,162

Total	$3,113	$2,667

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Six Months Ended
	June 30,
	2014	2015
Revenue	$95,137	$71,261
Expenses:
Service costs (1)	62,957	39,163
Sales and marketing (1)	5,946	7,703
Product development (1)	15,018	15,839
General and administrative (1)	10,747	10,204
Amortization of intangible assets from acquisitions	434	—
Acquisition and disposition related costs	(68)	118

Total operating expenses	95,034	73,027
Income (loss) from operations	103	(1,766)
Interest expense and other, net	(24)	(41)

Income (loss) from continuing operations before provision for income taxes	79	(1,807)
Income tax expense (benefit)	260	(180)

Net loss from continuing operations	(181)	(1,627)
Discontinued operations:
Income from discontinued operations, net of tax	2,016	5,047
Gain on sale from discontinued operations, net of tax	—	22,032

Discontinued operations, net of tax	2,016	27,079

Net income	1,835	25,452
Dividends paid to participating securities	(69)	(37)

Net income applicable to common stockholders	$1,766	$25,415

Basic and diluted net income (loss) per Class A and Class B share applicable to common stockholders
Continuing operations	$0.00	$(0.04)
Discontinued operations, net of tax	$0.05	0.66

Basic and diluted net income per Class A and Class B share applicable to common stockholders	$0.05	$0.62
Dividends paid per share	$0.04	$0.04
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	6,483	5,233
Class B	32,277	35,919
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	6,483	5,233
Class B	38,760	41,152

(1) Includes stock-based compensation allocated as follows:
Service costs	$640	$772
Sales and marketing	434	554
Product development	1,350	1,223
General and administrative	3,569	2,909

Total	$5,993	$5,458

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31, 2014	June 30, 2015
Assets
Current assets:
Cash and cash equivalents	$80,032	$104,431
Accounts receivable, net	25,941	30,513
Prepaid expenses and other current assets	3,143	2,615
Refundable taxes	131	120

Total current assets	109,247	137,679
Property and equipment, net	5,430	6,471
Intangibles and other assets, net	313	245
Goodwill	65,679	63,305

Total Assets	$180,669	$207,700

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$13,766	$13,369
Accrued expenses and other current liabilities	7,515	7,942
Deferred revenue	2,117	1,305

Total current liabilities	23,398	22,616
Other non-current liabilities	1,118	898

Total Liabilities	24,516	23,514
Class A common stock	55	55
Class B common stock	373	372
Treasury stock	(2,503)	(144)
Additional paid-in capital	348,467	348,690
Accumulated deficit	(190,239)	(164,787)

Total Stockholders’ Equity	156,153	184,186

Total Liabilities and Stockholders’ Equity	$180,669	$207,700

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Income (Loss) from Operations to Operating Income Before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

(in thousands)

(unaudited)

	Three Months Ended June 30,
	2014	2015
Income (loss) from operations	$69	$(1,466)
Stock-based compensation	3,113	2,667
Amortization of intangible assets from acquisitions	31	—

Operating income before amortization (OIBA)	3,213	1,201
Acquisition and disposition related costs	(68)	118

Adjusted operating income before amortization (Adjusted OIBA)	$3,145	$1,319

	Six Months Ended June 30,
	2014	2015
Income (loss) from operations	$103	$(1,766)
Stock-based compensation	5,993	5,458
Amortization of intangible assets from acquisitions	434	—

Operating income before amortization (OIBA)	6,530	3,692
Acquisition and disposition related costs	(68)	118

Adjusted operating income before amortization (Adjusted OIBA)	$6,462	$3,810

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by (used in) Operating Activities to Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended
	June 30,
	2014	2015
Net cash provided by (used in) operating activities	$3,289	$(1,814)
Changes in assets and liabilities	1,672	3,883
Income tax expense (benefit)	149	(185)
Acquisition and disposition related costs	—	118
Interest expense and other, net	22	16
Loss (income) from discontinued operations, net of tax	(1,120)	91
Tax effect on gain on sale of discontinued operations	—	163

Adjusted EBITDA	$4,012	$2,272

Net cash provided by (used in) investing activities	$(545)	$23,767

Net cash provided by (used in) financing activities	$33,680	$(1,181)

	Six Months Ended June 30,
	2014	2015
Net cash provided by operating activities	$11,367	$4,437
Changes in asset and liabilities	(1,312)	6,111
Income tax expense (benefit)	260	(180)
Acquisition and disposition related costs	—	118
Interest expense and other, net	24	41
Income on discontinued operations, net of tax	(2,109)	(5,065)
Tax effect on gain on sale of discontinued operations	—	163

Adjusted EBITDA	$8,230	$5,625

Net cash provided by (used in) investing activities	$(1,352)	$22,840

Net cash provided by (used in) financing activities	$34,023	$(2,878)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	June 30,
	2014	2015
Adjusted Non-GAAP EPS from continuing operations	$0.05	$0.02

Net income (loss) from continuing operations applicable to common stockholders - diluted (GAAP EPS)	$0.00	$(0.03)
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	40,684	41,305
Net income applicable to common stockholders	$947	$20,849
Stock-based compensation	3,113	2,667
Acquisition and disposition related costs	(68)	118
Amortization of intangible assets from acquisitions	31	—
Interest expense and other, net	22	16
Dividends paid to participating securities	33	19
Discontinued operations, net of tax	(1,082)	(22,165)
Estimated impact of income taxes	(973)	(646)

Adjusted Non-GAAP net income from continuing operations	$2,023	$858
Discontinued operations, net of tax	1,086	22,164
Estimated impact of income taxes	—	(7,706)

Adjusted Non-GAAP net income including discontinued operations	$3,109	$15,316

Adjusted Non-GAAP EPS from continuing operations	$0.05	$0.02

Adjusted Non-GAAP EPS including discontinued operations	$0.07	$0.37

Shares used to calculate diluted net income (loss) per share applicable to common stockholders (GAAP)	40,684	41,305
Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	2,769	415

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	43,453	41,720

(1)	For the purpose of computing the number of diluted shares for Adjusted Non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.

Certain reclassifications have been made to prior periods to conform to current presentation.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Six Months Ended
	June 30,
	2014	2015
Adjusted Non-GAAP EPS from continuing operations	$0.10	$0.06

Net income (loss) from continuing operations applicable to common stockholders - diluted (GAAP EPS)	$0.00	$(0.04)
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	38,760	41,152
Net income (loss) applicable to common stockholders	$1,766	$25,415
Stock-based compensation	5,993	5,458
Acquisition and disposition related costs	(68)	118
Amortization of intangible assets from acquisitions	434	—
Interest expense and other, net	24	41
Dividends paid to participating securities	69	37
Discontinued operations, net of tax	(2,016)	(27,079)
Estimated impact of income taxes	(2,041)	(1,516)

Adjusted Non-GAAP net income from continuing operations	$4,161	$2,474
Discontinued operations, net of tax	2,023	27,081
Estimated impact of income taxes	—	(9,521)

Adjusted Non-GAAP net income including discontinued operations	$6,184	$20,034

Adjusted Non-GAAP EPS from continuing operations	$0.10	$0.06

Adjusted Non-GAAP EPS including discontinued operations	$0.15	$0.48

Shares used to calculate diluted net income (loss) per share applicable to common stockholders (GAAP)	38,760	41,152
Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	2,898	366

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	41,658	41,518

(1)	For the purpose of computing the number of diluted shares for Adjusted Non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.

Certain reclassifications have been made to prior periods to conform to current presentation.

MARCHEX, INC. AND SUBSIDIARIES

Quarterly Financial Summary Information

(in thousands)

(unaudited)

NON-GAAP MEASURES

CONSOLIDATED[1]	Q214	Q314	Q414	Q115	Q215
GAAP Revenue	$47,042	$47,238	$31,226	$35,915	$35,346
Adjusted OIBA	$3,145	$3,214	$2,355	$2,491	$1,319
Adjusted EBITDA	$4,012	$4,105	$3,253	$3,353	$2,272

CALL-DRIVEN AND RELATED	Q214	Q314	Q414	Q115	Q215
GAAP Revenue	$45,856	$46,379	$30,324	$35,028	$34,458
Adjusted OIBA	$2,896	$3,280	$2,511	$2,632	$1,400
Adjusted EBITDA	$3,763	$4,171	$3,409	$3,494	$2,353

ARCHEO EXCLUDING DISCONTINUED OPERATIONS[1]	Q214	Q314	Q414	Q115	Q215
GAAP Revenue	$1,186	$859	$902	$887	$888
Adjusted OIBA	$249	$(66)	$(156)	$(141)	$(81)
Adjusted EBITDA	$249	$(66)	$(156)	$(141)	$(81)

CALL-DRIVEN REVENUE EXCLUDING YP	Q214	Q314	Q414	Q115	Q215
GAAP Revenue	$45,856	$46,379	$30,324	$35,028	$34,458
Revenue excluding YP	$35,634	$35,162	$19,261	$24,271	$24,096
YP Revenue	$10,222	$11,217	$11,063	$10,757	$10,362

ARCHEO REVENUE EXCLUDING YP AND DISCONTINUED OPERATIONS[1]	Q214	Q314	Q414	Q115	Q215
GAAP Revenue	$1,186	$859	$902	$887	$888
Revenue excluding YP	$716	$608	$524	$525	$515
YP Revenue	$470	$251	$378	$362	$373

DISCONTINUED OPERATIONS[1]	Q214	Q314	Q414	Q115	Q215
Revenue from Discontinued Operations	$2,634	$1,943	$2,065	$6,659	$422
Adjusted OIBA from Discontinued Operations	$1,646	$1,035	$1,113	$5,142	$(56)
Adjusted EBITDA from Discontinued Operations	$1,680	$1,050	$1,127	$5,156	$(53)

1	In April 2015, Marchex divested certain Archeo domain name and related assets. The operating results of the divested assets are included in discontinued operations net of tax in the unaudited consolidated financial statements. The financial results for the discontinued operations are preliminary, subject to updates, and have been derived from the unaudited consolidated financial statements of Marchex, Inc.for all periods presented.

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Income (Loss) from Operations to Operating Income before Amortization (OIBA) and Adjusted Operating Income Before Amortization (Adjusted OIBA)

	Three Months Ended
	6/30/2014	9/30/2014	12/31/2014	3/31/2015	6/30/2015
Income (loss) from operations	$69	$193	$(521)	$(300)	$(1,466)
Stock-based compensation	3,113	3,021	2,876	2,791	2,667
Amortization of intangible assets from acquisitions	31	—	—	—	—

Operating income before amortization (OIBA)	3,213	3,214	2,355	2,491	1,201
Acquisition and disposition related costs	(68)	—	—	—	118

Adjusted OIBA - Consolidated	$3,145	$3,214	$2,355	$2,491	$1,319
Less: Archeo Adjusted OIBA[1]	249	(66)	(156)	(141)	(81)

Call-Driven[1] and related Adjusted OIBA	$2,896	$3,280	$2,511	$2,632	$1,400

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

	Three Months Ended
	6/30/2014	9/30/2014	12/31/2014	3/31/2015	6/30/2015
Net cash provided by (used in) operating activities	$3,289	$6,750	$4,302	$6,251	$(1,814)
Changes in assets and liabilities	1,672	(24,736)	58	2,228	3,883
Income tax expense (benefit)	149	22,980	—	5	(185)
Disposition related costs	—	—	—	—	118
Discontinued operations	(1,120)	(1,050)	(1,127)	(5,156)	91
Tax effect of gain on sale of discontinued operations	—	143	—	—	163
Interest expense and other, net	22	18	20	25	16

Adjusted EBITDA - Consolidated	$4,012	$4,105	$3,253	$3,353	$2,272
Less: Archeo Adjusted EBITDA[1]	249	(66)	(156)	(141)	(81)

Call-Driven[1] and related Adjusted EBITDA	$3,763	$4,171	$3,409	$3,494	$2,353

Summary of Revenue by Segment

	Three Months Ended
	6/30/2014	9/30/2014	12/31/2014	3/31/2015	6/30/2015
Call-Driven[1] and related Revenue	$45,856	$46,379	$30,324	$35,028	$34,458
Archeo Revenue[1]	1,186	859	902	887	888

Revenue - Consolidated	$47,042	$47,238	$31,226	$35,915	$35,346

1	The financial results for Call-Driven and Archeo have been derived from the unaudited condensed consolidated financial statements. The Call-Driven financial results include certain direct operating expenses and general corporate overhead expenses. The Archeo financial results include direct operating expenses.

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.

MARCHEX, INC. AND SUBSIDIARIES

Consolidated Continuing and Discontinued Operations

(in thousands)

(unaudited)

	Three months ended					Six months ended
	6/30/2014	9/30/2014	12/31/2014	3/31/2015	6/30/2015	6/30/2014	6/30/2015
Consolidated Continuing Operations
Revenue	$47,042	$47,238	$31,226	$35,915	$35,346	$95,137	$71,261
Adjusted OIBA	$3,145	$3,214	$2,355	$2,491	$1,319	$6,462	$3,810
Adjusted EBITDA	$4,012	$4,105	$3,253	$3,353	$2,272	$8,230	$5,625
Archeo Continuing Operations[1]
Revenue	$1,186	$859	$902	$887	$888	$3,788	$1,775
Adjusted OIBA	$249	$(66)	$(156)	$(141)	$(81)	$1,155	$(222)
Adjusted EBITDA	$249	$(66)	$(156)	$(141)	$(81)	$1,206	$(222)
Discontinued Operations[2]
Revenue	$2,634	$1,943	$2,065	$6,659	$422	$5,035	$7,081
Adjusted OIBA	$1,646	$1,035	$1,113	$5,142	$(56)	$3,038	$5,086
Adjusted EBITDA	$1,680	$1,050	$1,127	$5,156	$(53)	$3,124	$5,103

Reconciliation of GAAP Income (Loss) from Discontinued Operations, Net of Tax to

Adjusted Operating Income Before Amortization (Adjusted OIBA) and Adjusted EBITDA

	Three months ended					Six months ended
	6/30/2014	9/30/2014	12/31/2014	3/31/2015	6/30/2015	6/30/2014	6/30/2015
Discontinued Operations[2]
Income (loss) from discontinued operations, net of tax	$1,082	$1,031	$1,109	$5,139	$(92)	$2,016	$5,047
Income tax expense	560	—	—	—	37	1,014	37

Income (loss) from discontinued operations before provision for income taxes	1,642	1,031	1,109	5,139	(55)	3,030	5,084
Stock-based compensation	4	4	4	3	(1)	8	2

Adjusted Operating income before amortization (OIBA)	1,646	1,035	1,113	5,142	(56)	3,038	5,086
Domain Amortization	34	15	14	14	3	86	17

Adjusted EBITDA	1,680	1,050	1,127	5,156	(53)	3,124	5,103

1	The financial results of Archeo are preliminary and have been derived from the unaudited consolidated financial statements of Marchex, Inc. for all periods presented. The unaudited Archeo financial results include direct operating expenses for all periods presented.
2	Operating results of discontinued operations relate to certain pay-per-click assets sold in July 2013 and certain Archeo domain names and related assets sold in April 2015 are included in discontinued operations net of tax in the unaudited consolidated financial statements.

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.